Accrued Expenses and Other Current Liabilities (Details) - Schedule of Accrued Expenses and Other Current Liabilities - USD ($)		Dec. 31, 2023	Dec. 31, 2022
Schedule Of Accrued Expenses And Other Current Liabilities [Abstract]
Customer security deposits	[1]	$ 166,914	$ 736,939
Payroll payable		542,372	279,152
Other payables		72,762	89,150
Total		$ 782,048	$ 1,105,241

[1]	A majority of customer security deposits are from distributors who make bulk purchases from the Company. The Company offers these customers favorable pricing but requires each of these customers to maintain a certain amount of security deposit to be a sales distributor. The deposits are interest-free and shall be returned to those customers when customers terminate their distribution relationship with the Company.